Filed pursuant to Rule 497(a)

Registration No. 333-214767

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Hercules Capital, Inc. (“Hercules Capital”) (rated BBB- / BBB+ by S&P / Kroll) has mandated Citigroup, Jefferies, and Wells Fargo Securities to arrange a series of fixed income investor calls commencing on Tuesday, January 16th. A Netroadshow presentation will be made available for the investor calls. A USD-denominated senior unsecured notes offering may follow, subject to market conditions. Citigroup is coordinating logistics.

Fixed Income Investor Call Schedule:

***All times are Eastern Daylight Time (EDT)***

Tuesday, January 16th – Telephonics (2:00PM - 6:00PM)

Wednesday, January 17th – Telephonics (9:00AM - 1:00PM)

Hercules Capital will be represented by:

Manuel A. Henriquez, Chairman and Chief Executive Officer

David Lund, Interim Chief Financial Officer

Gerard Waldt, Controller

About Hercules Capital (NYSE: HTGC):

Hercules Capital is the largest non-bank lender to venture capital-backed companies at all stages of development in a broadly diversified variety of technology, life sciences, and sustainable and renewable technology industries.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Hercules Capital before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about Hercules Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, when available, and in this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Hercules Capital and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. Any offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or email prospectus@citi.com, or telephone: 1-800-831-9146; from Jefferies LLC, 520 Madison Avenue, New York, New York 10022, or email DCMProspectuses@jefferies.com, or telephone: 1-877-877-0696; or from Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, or telephone: 1-800-645-3751. ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.